UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2017

Cohu, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Cohu, Inc. (the “Company”) was held on May 10, 2017 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders cast their votes on four proposals, as set forth below. The Company had 26,983,873 shares outstanding on the March 20, 2017 record date and 25,150,964 (93.21%) were represented at the meeting.

Proposal 1. Election of Directors.

William E. Bendush was elected as a director of the Company. The results of the vote were as follows:

Votes For – 21,797,012; Votes Withheld – 252,680; Broker Non-Votes – 3,101,272

Robert L. Ciardella was elected as a director of the Company. The results of the vote were as follows:

Votes For – 21,126,670; Votes Withheld – 923,022; Broker Non-Votes – 3,101,272

The remaining directors continuing in office until 2018 are Andrew M. Caggia, Karl H. Funke and Luis A. Müller and until 2019 are Steven J. Bilodeau, and James A. Donahue.

Proposal 2. The advisory vote on executive compensation of Named Executive Officers, as disclosed in the Proxy Statement, was approved. The results were as follows:

Votes For – 21,280,104; Votes Against – 519,456; Abstentions – 250,132; Broker Non-Votes – 3,101,272

Proposal 3. The advisory vote on the preferred frequency of holding an advisory vote on Named Executive Officer compensation was as follows:

One Year – 16,324,965; Two Years – 18,330; Three Years – 5,472,892; Abstentions – 233,505 Broker Non-Votes – 3,101,272

Proposal 4. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 30, 2017 was approved. The results were as follows:

Votes For – 25,035,726; Votes Against – 111,457; Abstentions – 3,781; Broker Non-Votes – 0

Other presentation material from the Annual Meeting is available at www.cohu.com/investors/presentations.htm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

May 11, 2017	By:	/s/ Jeffrey D. Jones

Name: Jeffrey D. Jones
Title: Vice President, Finance & CFO